                                                                    Exhibit 99.1




     BlackRock, Inc. Reports Record Earnings of $25.5 million for the First Quarter of 2001. Diluted Earnings Per Share Rise 30% to $0.39 Versus $0.30 for the First Quarter of 2000.

New York, April 12, 2001 - BlackRock, Inc. (NYSE:BLK) today reported record net income of $25.5 million for the first quarter ended March 31, 2001, a 33% increase compared with $19.2 million earned in the first quarter of 2000 and a 4% increase compared with $24.5 million earned in the fourth quarter of 2000. Diluted earnings per share for the first quarter were $0.39 compared with $0.30 and $0.38 for the first and fourth quarters of 2000, respectively. Operating income of $41.9 million increased 31% and 6% compared with $32.1 million and $39.7 million earned in the first and fourth quarters of 2000, respectively (See Table 1).

Assets under management at March 31, 2001 were $201.6 billion, a 17% increase compared to $172.6 billion at March 31, 2000 and a 1% decline from the $203.8 billion reported at year-end 2000. New business and strong fixed income performance largely offset the adverse effect of the equity markets, which caused a $3.5 billion decline in equity asset values and a $4 billion decline in security lending assets, which are a low fee (2.5 basis point) product. Quarter-end assets under management were also affected by the timing of new business fundings, as nine new institutional separate accounts totaling $5.3 billion funded on the first business day of the second quarter.

"Despite treacherous financial markets, BlackRock generated earnings growth for the first quarter that we expect will compare favorably with our industry," commented Laurence D. Fink, Chairman and CEO. "More importantly, the ongoing strength of our fixed income investment performance should enable us to continue to increase market share over the remainder of the year. As a result, I currently remain comfortable with 2001 consensus estimates for BlackRock's earnings for the second quarter and full year."

First Quarter Highlights

   o Total revenue rose to $133.7 million, an increase of 24% from the $108.1 million reported for the first quarter 2000 and an increase of 4% compared with the fourth quarter 2000 total of $128.5 million.

   o Our pipeline of potential new business remained strong, with 178 fixed income searches totaling $25 billion and 110 equity searches totaling $8 billion.

   o Diluted cash earnings per share for the first quarter of 2001 were $0.43, a 26% increase versus $0.34 for the comparable period in 2000.

   o BlackRock's operating margin for the first quarter 2001 was 35.8% compared with 35.9% for the fourth quarter of 2000.

   o Earnings before interest, taxes, depreciation and amortization (EBITDA) for the first quarter of 2001 was $49.5 million, a 31% increase versus $37.8 million for the comparable period in 2000.

Total investment advisory and administration fees for the quarter ended March 31, 2001 increased $23.4 million or 23% to $125.3 million compared with the first quarter of 2000 primarily due to a 65% increase in separate account revenue. The increase in separate account revenue was driven by an increase in separate account assets of $27.4 billion or 26% and continued strong investment performance for alternative products which generated $16.5 million in performance fees for the first quarter. The increases in separate account fees were partially offset by a decline in mutual fund revenue of $4.2 million or 7.1% due to market depreciation in equity mutual fund assets. Other income increased $2.2 million or 36% largely due to increased sales of BlackRock Solutions' products. Operating expenses for the first quarter 2001 rose $15.8 million or 21% to $91.8 million. The increase was primarily attributable to a $14.8 million rise in compensation and benefits over half of which represented direct incentives on alternative product performance fees.

Compared with the fourth quarter of 2000, revenue increased $5.2 million or 4% in the first quarter of 2001. Separate account fees increased $4.4 million or 7% as a result of higher fixed income assets under management and included $2.0 million of performance fees on European equity institutional accounts. Other income increased $2.1 million, or 33%, as a result of a discretionary performance fee associated with, and increased sales of, BlackRock Solutions' products. Mutual fund fees decreased $1.3 million or 2% due to market depreciation in equity mutual fund assets.


About BlackRock. BlackRock is one of the largest publicly traded investment management firms in the United States with $201.6 billion of assets under management as of March 31, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the Company's headquarters in New York City, as well as offices in Philadelphia, PA, Wilmington, DE, Edinburgh, Scotland and Tokyo, Japan. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE:PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

Forward Looking Statements. The third paragraph of this press release is a forward-looking statement within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements with respect to the Company's future financial or business performance, conditions, strategies, expectations and goals may also be included in other portions of this press release and in other statements the Company makes. Forward-looking statements are typically identified by words or phrases such as "remain," "currently," "believe," "expect," "anticipate," "intend," "assume," "target," "estimate," "continue," "position," "prospects," "strategy," "outlook," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions. BlackRock cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance.

The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the introduction, withdrawal, success and timing of business initiatives and strategies; economic conditions; changes in interest rates and financial and capital markets; the investment performance of BlackRock's advised or sponsored investment products and separately managed accounts; competitive conditions; capital improvement projects; future acquisitions; and the impact, extent and timing of technological changes and legislative and regulatory actions and reforms.

Please refer to BlackRock's Annual Report on Form 10-K for the year ended December 31, 2000 and subsequent reports filed with the Securities and Exchange Commission for a more detailed discussion of these and other factors.

                                 BlackRock, Inc.
                              Financial Highlights
                       ($ in thousands, except share data)
                                   (unaudited)


                                                       Three months ended                                Variance vs.
                                         ----------------------------------------------   ----------------------------------------
                                                   March 31,               December 31,        March 31, 2000    December 31, 2000
                                         ----------------------------   ---------------   ----------------------------------------
                                             2001          2000              2000           Amount      %       Amount       %
                                         ----------------------------   ---------------   ----------------------------------------
Total revenue                                 $133,709      $108,060          $128,540        $25,649    24%       $5,169      4%
Total expense                                  $91,789       $75,942           $88,868        $15,847    21%       $2,921      3%
Operating income                               $41,920       $32,118           $39,672         $9,802    31%       $2,248      6%
Net income                                     $25,496       $19,197           $24,546         $6,299    33%         $950      4%
Diluted earnings per share                       $0.39         $0.30             $0.38          $0.09    30%        $0.01      3%
Diluted cash earnings per share (a)              $0.43         $0.34             $0.42          $0.09    26%        $0.01      2%
Average diluted shares outstanding          64,897,486    64,342,592        64,727,763        554,894     1%      169,723      0%
EBITDA (b)                                     $49,531       $37,801           $47,745        $11,730    31%       $1,786      4%
Operating margin (c)                             35.8%         36.4%             35.9%


Assets under management ($ in millions)       $201,636      $172,573          $203,769        $29,063    17%      ($2,133)    -1%


(a) Net income plus amortization expense for the period divided by average diluted shares outstanding.
(b) Earnings before interest, taxes, depreciation and amortization.
(c) Operating income divided by total revenue less fund administration and servicing costs - affiliates.

                                BlackRock, Inc.
                  Condensed Consolidated Statements of Income
                (Dollar amounts in thousands, except share data)
                                  (unaudited)

                                                                                                                Variance vs.
                                                                         Three months ended                    March 31, 2000
                                                        --------------------------------------------------   ------------------
                                                        March 31, 2001   March 31, 2000  December 31, 2000   Amount     Percent
                                                        --------------   --------------  -----------------   ------     -------
Revenue
Investment advisory and administration fees:
   Mutual funds                                             $54,916         $59,100         $56,186         ($4,184)     (7.1%)
   Separate accounts                                         70,385          42,770          66,008          27,615      64.6
                                                        --------------------------------------------     ----------------------
Total investment advisory and administration fees           125,301         101,870         122,194          23,431      23.0
Other income                                                  8,408           6,190           6,346           2,218      35.8
                                                        --------------------------------------------     ----------------------
Total revenue                                               133,709         108,060         128,540          25,649      23.7
                                                        --------------------------------------------     ----------------------

Expense
Employee compensation and benefits                           55,430          40,670          53,062          14,760      36.3
Fund administration and servicing costs - affiliates         16,690          19,759          18,164          (3,069)    (15.5)
General and administration                                   17,055          13,100          15,029           3,955      30.2
Amortization of intangible assets                             2,614           2,413           2,613             201       8.3
                                                        --------------------------------------------     ----------------------
Total expense                                                91,789          75,942          88,868          15,847      20.9
                                                        --------------------------------------------     ----------------------

Operating income                                             41,920          32,118          39,672           9,802      30.5

Non-operating income (expense)
Investment income                                             1,862           1,050           3,070             812      77.3
Interest expense                                               (201)           (353)           (201)           (152)    (43.1)
                                                        --------------------------------------------     ----------------------
                                                              1,661             697           2,869             964    NM

Income before income taxes                                   43,581          32,815          42,541          10,766      32.8
Income taxes                                                 18,085          13,618          17,995           4,467      32.8
                                                        --------------------------------------------     ----------------------
Net income                                                  $25,496         $19,197         $24,546          $6,299      32.8
                                                        ============================================     ======================

Weighted-average shares outstanding
   Basic                                                 64,159,248      63,864,382      63,930,387         294,866       0.5%
   Diluted                                               64,897,486      64,342,592      64,727,763         554,894       0.9%
Earnings per share
   Basic                                                      $0.40           $0.30           $0.38           $0.10      33.3%
   Diluted                                                    $0.39           $0.30           $0.38           $0.09      30.0%

                                                               Variance vs.
                                                          December 31, 2000
                                                          -----------------
                                                        Amount          Percent
                                                        ------          -------
Revenue
Investment advisory and administration fees:
   Mutual funds                                             ($1,270)     (2.3%)
   Separate accounts                                          4,377       6.6
                                                        -----------------------
Total investment advisory and administration fees             3,107       2.5
Other income                                                  2,062      32.5
                                                        -----------------------
Total revenue                                                 5,169       4.0
                                                        -----------------------



Expense
Employee compensation and benefits                            2,368       4.5
Fund administration and servicing costs - affiliates         (1,474)     (8.1)
General and administration                                    2,026      13.5
Amortization of intangible assets                                 1       0.0
                                                        -----------------------
Total expense                                                 2,921       3.3
                                                        -----------------------


Operating income                                              2,248       5.7


Non-operating income (expense)
Investment income                                            (1,208)    (39.3)
Interest expense                                                 --    NM
                                                        -----------------------
                                                             (1,208)    (42.1)


Income before income taxes                                    1,040       2.4
Income taxes                                                     90       0.5
                                                        -----------------------
Net income                                                     $950       3.9
                                                        =======================


Weighted-average shares outstanding
   Basic                                                    228,861       0.4%
   Diluted                                                  169,723       0.3%
Earnings per share
   Basic                                                      $0.02       5.3%
   Diluted                                                    $0.01       2.6%



NM - Not meaningful

                                 BlackRock, Inc.
            Condensed Consolidated Statements of Financial Condition
                          (Dollar amounts in thousands)
                                   (unaudited)

                                                 March 31,        December 31,
                                                    2001              2000
                                                    ----              ----

Assets
Cash and cash equivalents                            $145,377          $192,590
Accounts receivable                                    86,430            83,284
Investments                                            20,703            13,316
Property and equipment, net                            50,658            45,598
Intangible assets, net                                189,528           192,142
Other assets                                            7,747            10,073
                                               ---------------   ---------------
Total assets                                         $500,443          $537,003
                                               ===============   ===============

Liabilities and stockholders' equity
Accrued compensation                                  $52,556          $130,101
Accounts payable and accrued liabilities               36,544            27,014
Acquired management contract obligation                 8,040             8,040
Other liabilities                                       1,489             3,607
                                               ---------------   ---------------
Total liabilities                                      98,629           168,762

Stockholders' equity                                  401,814           368,241
                                               ---------------   ---------------
Total liabilities and stockholders' equity           $500,443          $537,003
                                               ===============   ===============

                                 BlackRock, Inc.
                 Condensed Consolidated Statements of Cash Flows
                          (Dollar amounts in thousands)
                                   (unaudited)

                                                                                     Period ended March 31,
                                                                                     ----------------------
                                                                                         2001          2000
                                                                                         ----          ----
Cash flows from operating activities
Net income                                                                             $25,496        $19,197
Adjustments to reconcile net income to net cash used in
   operating activities:
     Depreciation and amortization                                                       5,749          4,633
     Stock-based compensation                                                            2,098            149
     Tax benefit from stock-based compensation                                           5,127              -
     Changes in operating assets and liabilities:
        Increase in accounts receivable                                                 (3,599)        (7,796)
        Decrease in receivable from affiliate                                              453          1,165
        Decrease (increase) in other assets                                              2,326         (1,738)
        Decrease in accrued compensation                                               (71,521)       (51,550)
        Increase in accounts payable and accrued liabilities                             9,530          4,138
        Decrease in accrued interest payable to affiliates                                   -           (705)
        Decrease in other liabilities                                                   (2,118)        (2,315)
                                                                         -------------------------------------
Cash used in operating activities                                                      (26,459)       (34,822)

Cash flows from investing activities
Purchase of property and equipment                                                      (8,195)        (5,630)
(Purchase)/sale of investments                                                          (5,961)            41
                                                                         -------------------------------------
Cash used in investing activities                                                      (14,156)        (5,589)

Cash flows from financing activities
Repayment of note and loan payable to affiliates                                             -        (28,200)
Issuance of class A common stock                                                           203            162
Purchase of treasury stock                                                              (6,472)             -
Reissuance of treasury stock                                                               194              -
                                                                         -------------------------------------
Cash used in financing activities                                                       (6,075)       (28,038)

Effect of exchange rate changes on cash and cash equivalents                              (523)           (10)

Net decrease in cash and cash equivalents                                              (47,213)       (68,459)
Cash and cash equivalents, beginning of period                                         192,590        157,129
                                                                         -------------------------------------
Cash and cash equivalents, end of period                                              $145,377        $88,670
                                                                         =====================================

                                 BlackRock, Inc.
                             Assets Under Management
                          (Dollar amounts in millions)
                                   (unaudited)

                                                                         March 31,                          December 31,
                                                              2001                     2000                    2000
                                                     -----------------------  -----------------------  ---------------------

   Separate Accounts
     Fixed income                                                  $107,371                  $77,595               $103,561
     Liquidity                                                        5,713                    7,811                  6,495
     Liquidity-Securities lending                                     7,514                   11,299                 11,501
     Equity                                                           7,796                    6,414                  8,716
     Alternative investment products                                  4,317                    2,230                  3,470
                                                     -----------------------  -----------------------  ---------------------
     Subtotal                                                       132,711                  105,349                133,743
                                                     -----------------------  -----------------------  ---------------------
   Mutual Funds
     Fixed income                                                    13,600                   13,923                 13,317
     Liquidity                                                       44,252                   36,862                 43,190
     Equity                                                          11,073                   16,439                 13,519
                                                     -----------------------  -----------------------  ---------------------
     Subtotal                                                        68,925                   67,224                 70,026
                                                     -----------------------  -----------------------  ---------------------
   Total                                                           $201,636                 $172,573               $203,769
                                                     =======================  =======================  =====================



            Component Changes in Assets Under Management

                                                                                       Period ended
                                                                                         March 31,
                                                                              2001                     2000
                                                                     -----------------------  -----------------------
Separate Accounts
 Beginning assets under management                                                 $133,743                  $99,220
 Net subscriptions (redemptions)                                                     (2,974)                   3,807
 Market appreciation                                                                  1,942                    2,322
                                                                     -----------------------  -----------------------
 Ending assets under management                                                     132,711                  105,349
Mutual Funds
 Beginning assets under management                                                   70,026                   65,297
 Net subscriptions                                                                      876                      760
 Market appreciation (depreciation)                                                  (1,977)                   1,167
                                                                     -----------------------  -----------------------
 Ending assets under management                                                      68,925                   67,224
                                                                     -----------------------  -----------------------

Total                                                                              $201,636                 $172,573
                                                                     =======================  =======================

 Net subscriptions (redemptions)                                                    ($2,098)                  $4,567
 % of Change in AUM from net subscriptions (redemptions)                              98.4%                    56.7%

                                 BlackRock, Inc.
                             Assets Under Management
                                 Quarterly Trend
                          (Dollar amounts in millions)
                                   (unaudited)

                                                                            Quarter Ended
                                            ----------------------------------------------------------------------------
                                                                       2000                                 2001
                                            ----------------------------------------------------------------------------
                                              March 31      June 30      September 30     December 31      March 31
                                            ----------------------------------------------------------------------------

Separate Accounts
Fixed Income
Beginning assets under management                $73,120        $77,595         $83,950         $96,791        $103,561
Net subscriptions                                  2,430          5,756          10,606           2,776             699
Market appreciation                                2,045            599           2,235           3,994           3,111
                                            ----------------------------------------------------------------------------
Ending assets under management                    77,595         83,950          96,791         103,561         107,371
                                            ----------------------------------------------------------------------------
Liquidity
Beginning assets under management                  7,902          7,811           7,052           5,147           6,495
Net subscriptions (redemptions)                     (114)          (779)         (1,925)          1,321            (813)
Market appreciation                                   23             20              20              27              31
                                            ----------------------------------------------------------------------------
Ending assets under management                     7,811          7,052           5,147           6,495           5,713
                                            ----------------------------------------------------------------------------
Liquidity-Securities lending
Beginning assets under management                 13,032         11,299          10,655          10,843          11,501
Net subscriptions (redemptions)                   (1,733)          (644)            188             658          (3,987)
Market appreciation                                    -              -               -               -               -
                                            ----------------------------------------------------------------------------
Ending assets under management                    11,299         10,655          10,843          11,501           7,514
                                            ----------------------------------------------------------------------------
Equity
Beginning assets under management                  3,080          6,414           7,621           7,500           8,716
Net subscriptions                                  3,113          1,387             442           1,282             445
Market appreciation (depreciation)                   221           (180)           (563)            (66)         (1,365)
                                            ----------------------------------------------------------------------------
Ending assets under management                     6,414          7,621           7,500           8,716           7,796
                                            ----------------------------------------------------------------------------
Alternative investment products
Beginning assets under management                  2,086          2,230           2,394           2,818           3,470
Net subscriptions                                    111             95             336             584             682
Market appreciation                                   33             69              88              68             165
                                            ----------------------------------------------------------------------------
Ending assets under management                     2,230          2,394           2,818           3,470           4,317
                                            ----------------------------------------------------------------------------
Total Separate Accounts
Beginning assets under management                 99,220        105,349         111,672         123,099         133,743
Net subscriptions (redemptions)                    3,807          5,815           9,647           6,621          (2,974)
Market appreciation                                2,322            508           1,780           4,023           1,942
                                            ----------------------------------------------------------------------------
Ending assets under management                  $105,349       $111,672        $123,099        $133,743        $132,711
                                            ============================================================================


Mutual Funds
BlackRock Funds
Beginning assets under management                $27,339        $29,280         $28,262         $27,819         $26,359
Net subscriptions (redemptions)                      994           (168)           (455)          1,463              65
Market appreciation (depreciation)                   947           (850)             12          (2,923)         (2,041)
                                            ----------------------------------------------------------------------------
Ending assets under management                    29,280         28,262          27,819          26,359          24,383
                                            ----------------------------------------------------------------------------
BlackRock Global Series
Beginning assets under management                      -              -               -              54              75
Net subscriptions                                      -              -              54              18              43
Market appreciation (depreciation)                     -              -               -               3             (13)
                                            ----------------------------------------------------------------------------
Ending assets under management                         -              -              54              75             105
                                            ----------------------------------------------------------------------------
BPIF*
Beginning assets under management                 25,554         25,755          25,615          27,580          36,338
Net subscriptions (redemptions)                      201           (140)          1,965           4,662             709
Exchanges                                              -              -               -           4,096               -
                                            ----------------------------------------------------------------------------
Ending assets under management                    25,755         25,615          27,580          36,338          37,047
                                            ----------------------------------------------------------------------------
Closed End
Beginning assets under management                  7,340          7,560           7,583           7,634           6,764
Net redemptions                                        -            (30)              -            (954)              -
Market appreciation                                  220             53              51              84              77
                                            ----------------------------------------------------------------------------
Ending assets under management                     7,560          7,583           7,634           6,764           6,841
                                            ----------------------------------------------------------------------------
Short Term Investment Funds (STIF)*
Beginning assets under management                  5,064          4,629           4,205           4,622             490
Net subscriptions (redemptions)                     (435)          (424)            417             (36)             59
Exchanges                                              -              -               -          (4,096)              -
                                            ----------------------------------------------------------------------------
Ending assets under management                     4,629          4,205           4,622             490             549
                                            ----------------------------------------------------------------------------
Total Mutual Funds
Beginning assets under management                 65,297         67,224          65,665          67,709          70,026
Net subscriptions (redemptions)                      760           (762)          1,981           5,153             876
Market appreciation (depreciation)                 1,167           (797)             63          (2,836)         (1,977)
                                            ----------------------------------------------------------------------------
Ending assets under management                   $67,224        $65,665         $67,709         $70,026         $68,925
                                            ============================================================================


* During the fourth quarter of 2000, $4.1 billion of STIF assets under management were exchanged into the BPIF product.